                                                                   EXHIBIT 99.12

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2


                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                   SERVICERS

                               DEUTSCHE BANK, NA
                                    TRUSTEE




                                 JUNE [13], 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TOP 10 CITY CONCENTRATIONS

                                   AGGREGATE                                WEIGHTED       AVERAGE       WEIGHTED
                                   PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE        PERCENT
TOP 10 CITY         NUMBER OF       BALANCE       MORTGAGE     AVERAGE       CREDIT        BALANCE       ORIGINAL         FULL
CONCENTRATIONS   MORTGAGE LOANS   OUTSTANDING       POOL        COUPON       SCORE        OUTSTANDING      LTV        DOCUMENTATION
---------------  --------------  --------------  ----------   ----------  -------------- -------------- ------------  -------------
Las Vegas NV                154  $    8,185,261        1.73%      10.078%            666 $       53,151        99.55%         37.82%
Chicago IL                  181       8,029,487        1.70       10.433             667         44,362        99.35          28.96
Phoenix AZ                  191       5,989,588        1.27       10.655             647         31,359        99.47          45.60
Sacramento CA               107       5,681,283        1.20       10.232             661         53,096        99.26          30.86
Houston TX                  146       5,622,571        1.19        9.274             659         38,511        79.81          58.11
San Jose CA                  55       5,105,131        1.08        9.766             668         92,821        99.47          31.16
San Diego CA                 54       4,528,368        0.96        9.875             672         83,859        98.89          19.35
Los Angeles CA               53       3,743,792        0.79        9.856             679         70,638        99.18          30.62
Miami FL                     82       3,725,675        0.79       10.324             657         45,435        99.64          56.67
Tucson AZ                    89       2,661,405        0.56       10.468             647         29,903        99.73          52.56
Other                    10,405     419,756,227       88.74       10.172             653         40,342        99.04          50.76
TOTAL:                   11,517  $  473,028,788      100.00%      10.164%            654 $       41,072        98.85%         49.33%


DEBT-TO-INCOME RATIOS

                                   AGGREGATE                                 WEIGHTED       AVERAGE      WEIGHTED
RANGE OF DEBT-                     PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE        PERCENT
TO-INCOME           NUMBER OF       BALANCE       MORTGAGE      AVERAGE       CREDIT        BALANCE       ORIGINAL         FULL
RATIOS(%)        MORTGAGE LOANS   OUTSTANDING       POOL         COUPON       SCORE       OUTSTANDING       LTV       DOCUMENTATION
---------------  --------------  --------------  ----------   ----------  -------------- -------------- ------------  -------------
25.00 or less               558  $   18,281,789        3.86%      10.130%            651 $       32,763        96.38%         53.45%
25.01 - 30.00               603      19,627,865        4.15       10.064             651         32,550        98.49          52.73
30.01 - 35.00             1,149      42,417,833        8.97       10.121             655         36,917        98.46          50.68
35.01 - 40.00             1,884      73,405,428       15.52       10.143             656         38,963        98.99          46.22
40.01 - 45.00             2,990     128,973,809       27.27       10.200             657         43,135        99.33          41.98
45.01 - 50.00             3,796     164,600,210       34.80       10.221             652         43,361        99.32          50.69
50.01 - 55.00               506      23,619,970        4.99        9.934             648         46,680        96.33          77.16
55.01 - 60.00                25       1,405,438        0.30        9.203             663         56,218        97.31          91.96
60.01 - 65.00                 2         623,539        0.13        8.203             583        311,769        65.76         100.00
65.01 - 70.00                 4          72,907        0.02      808.300%            671         18,227        89.99         100.00
TOTAL:                   11,517  $  473,028,788      100.00%      10.164%            654 $       41,072        98.85%         49.33%

Weighted Average = 41.83%



PRODUCT TYPE

                                   AGGREGATE                                 WEIGHTED       AVERAGE       WEIGHTED
                                   PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE        PERCENT
                    NUMBER OF       BALANCE       MORTGAGE      AVERAGE       CREDIT        BALANCE       ORIGINAL         FULL
PRODUCT TYPES    MORTGAGE LOANS   OUTSTANDING       POOL         COUPON       SCORE       OUTSTANDING       LTV       DOCUMENTATION
---------------  --------------  --------------  ----------   ----------  -------------- -------------- ------------  -------------
5 Year Fixed                 22  $      166,409        0.04%      11.772%            617 $        7,564        94.01%        100.00%
7 Year Fixed                 39       1,039,691        0.22        7.317             709         26,659        67.42          53.22
10 Year Fixed               202       2,532,816        0.54       10.540             647         12,539        87.85          85.51
15 year Fixed               310       8,746,982        1.85       10.232             652         28,216        92.56          58.84
20 Year Fixed             2,276      67,171,311        14.2       10.625             653         29,513        99.44          37.57
30 Year Fixed             3,107     147,477,664       31.18        9.977             650         47,466        98.52          65.36
Balloon - 15
 year Mat, 30
 year Amort               5,560     245,834,056       51.97       10.155             656         44,215        99.35          42.16
Balloon - 13
 year Mat, 30
 year Amort                   1          59,860        0.01        8.740             698         59,860       100.00         100.00
TOTAL:                   11,517  $  473,028,788      100.00%      10.164%            654  $      41,072        98.85%         49.33%